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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 4, 2003


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                  000-25469                 13-3845162
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     (State or other           (Commission File            (IRS Employer
     jurisdiction of               Number)              Identification No.)
      organization)





500-512 Seventh Avenue, New York, New York                   10018
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



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          (Former name or former address if changed since last report)



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Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On February 4, 2003, a "senior official" (as defined in Rule 101 of Regulation FD) of iVillage Inc. ("iVillage") learned that Douglas W. McCormick, iVillage's Chairman and Chief Executive Officer, had been misquoted and his remarks taken out of context in the February 3, 2003 issue of The Delaney Report, a weekly subscription newsletter for marketing, advertising and media executives ("The Delaney Report"). In this issue of The Delaney Report, Mr. McCormick was quoted as stating: "We lost $30 million in 2001, but broke even in 2002 and consider that a tremendous accomplishment."

                  Mr. McCormick's statement to the author of The Delaney Report generally referred to the fact that iVillage had reported a loss of approximately $31.9 million on an Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") basis (pro forma as if the June 2001 acquisition of Women.com Networks, Inc. had occurred on January 1, 2001) in fiscal year 2001, excluding certain one-time and non-cash charges, and that, through the first three quarters of fiscal year 2002, iVillage reported an EBITDA loss of approximately $0.4 million, excluding certain one-time, restructuring and non-cash charges. For the same periods, iVillage reported a net loss of approximately $48.5 million and $26.5 million, respectively. For more details regarding these financial results, please refer to iVillage's Report on Form 10-K for the fiscal year ended December 31, 2001, Report on Form 10-Q for the quarterly period ended September 30, 2002, and its respective press releases announcing its financial results for those periods. iVillage is currently discussing with the publisher of The Delaney Report the issuance of a correction to this effect in the next issue of The Delaney Report.

                  iVillage has not yet released its financial results for the fourth quarter and year ended December 31, 2002. iVillage is currently scheduled to release these financial results on February 12, 2003. A conference call to discuss these financial results is anticipated to be broadcast live on the Internet on February 12, 2003 at 11:00 a.m. (EST). This broadcast will be available on the Investor Relations section of the iVillage Web site, located at www.ivillage.com/investor, and on Street Events, located at www.streetevents.com. A replay of the conference call is scheduled to be available on iVillage's Investor Relations Web site from 12:00 p.m. (EST) on February 12, 2003 until 12:00 p.m. (EST) on February 14, 2003.

                  Neither the information contained in this Report on Form 8-K, nor the information located on the Web sites referenced in the preceding paragraph, shall be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to Regulation 14A or 14C promulgated under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act, except to the extent that iVillage specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into such filing.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       iVillage Inc.
                                       (Registrant)

Date:  February 5, 2003          By:   /s/ Douglas W. McCormick
                                       -----------------------------------
                                       Douglas W. McCormick
                                       Chairman and Chief Executive Officer